EXHIBIT 10.38

                       INDEMNIFICATION AGREEMENT

     This Indemnification Agreement ("Agreement") is made as of this ______ day of ___________, 19___, by and between Micron
Electronics, Inc., a Minnesota corporation (the "Company"), and
_________________, ("Indemnitee").

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;

     WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and advancement of expenses to, Indemnitee to the maximum extent permitted by law;

     WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and the Indemnitee and other directors, officers, employees, agents and fiduciaries of the Company may not be willing to continue to serve in such capacities without additional protection;

     WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company's directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

     WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

     WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified by the Company as forth herein;

     NOW THEREFORE, in consideration of Indemnitee's service to the Company, the Company and Indemnitee hereby agree as follows:

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     1.   Indemnification

     (a) Indemnification. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether in a third party proceeding or in an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer, director, employee or agent or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against judgements, penalties, fines (including, without limitation, excise taxes assessed against Indemnitee with respect to an employee benefit plan), settlements and reasonable expenses, including attorneys' fees and disbursements, actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding, if Indemnitee

     (1) Has not been indemnified by another organization or employee benefit plan for the same judgements, penalties, fines (including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan), settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding with respect to the same acts or omissions;

     (2)  acted in good faith;

     (3)  received no improper personal benefit and Section
302A.255 of the Minnesota Business Corporation Act (the "MBCA"), if applicable, has been satisified;

     (4) in the case of a criminal procceding, has no reasonable cause to believe the conduct was unlawful; and

     (5) in the case of acts or omissions occurring in Indemnitee's official capacity (as defind in Section 302A.521(1)(c)(1) or (2) of the MBCA) as an officer, director or employee of the Company, reasonably believed that the conduct was in the best interests of the Company, or in the case of acts or omissions occurring in the official capacity (as defined in Section 302A.521(1)(c)(3) of the MBCA) as an officer, director or employee of the Company, reasonably believed that the conduct was not opposed to the best interests of the Company. If Indemnitee's acts or omissions complained of in the proceeding relate to conduct as a director, officer, trustee, employee, or agent of an

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employee benefit plan, the conduct is not considered
to be opposed to the best interests of the Company if Indemnitee reasonably believed that the conduct was in the best interests of the participants or beneficiaries of the employee benefit plan.

     The termination of a proceeding by judgement, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, establish that Indemnitee did not meet the criteria set forth in this Section 1(b).

     (b) Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Subsection (a) of this Section 1 or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

     2.   Expenses; Indemnification Procedure

     (a) Advancement of Expenses. The Company shall advance all expenses (including attorney's fees) incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal, administrative or investigative action, suit or proceeding referenced in Section 1(a) hereof. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby.

     (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

     (c) Procedure. Any indemnification and advances provided for by this Agreement shall be made no later than thirty (30) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Articles of Incorporation or Bylaws providing for indemnification is not paid in full by the Company within thirty (30) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or

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proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses hereunder unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists.

     (d) Selection of Counsel. In the event the Company shall be obligated to pay the expenses of any proceeding against Indemnitee, the Company shall be entitled to assume the defense of such proceeding, with counsel selected by the Company, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been authorized by the Company, (B) The Company shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     3.   Additional Indemnification Rights; Nonexclusivity

     (a) Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Minnesota corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights and Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Minnesota corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

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     (b)  Nonexclusivity.  The indemnification and advancement of expenses provided by or granted pursuant to this Agreement shall not be deemed exclusive of any rights to which an Indemnitee may be entitled under the Company's Articles of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the MBCA, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

     4. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

     5. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations.

     6. Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

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     7.   Exceptions.  Any other provision herein to the contrary
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

     (a) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense.

     (b) Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company.

     (c) Claims Under Section 16(b). To indemnify Indemnitee for expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     8.   Construction of Certain Phrases

     (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

     (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of any employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not

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opposed to the best interests of the Company" as referred to in this
Agreement.

     9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

     10. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

     11. Attorneys' Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     12. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     13. Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Minnesota, without reference to the provisions thereof regarding conflicts of laws.


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     IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.

                                   Micron Electronics, Inc.

                                   By:
____________________________

                                   Its:
____________________________


                                 900 East Karcher Road
                                 Boise, Idaho  83687

AGREED TO AND ACCEPTED:

INDEMNITEE:

___________________________


Address:
___________________________

___________________________






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